Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075

FirstMerit Reports Fourth Quarter 2011 EPS of $0.28 Per Share

Quarterly Highlights include:

•	51st consecutive quarter of profitability

•	Solid linked-quarter credit trends supported by a $9.3 million, or 10.27%, decline in non-performing assets and a $0.8 million, or 5.76%, decline in net charge-offs to 0.73% of average loans

•	Average commercial loan growth of $173.4 million, or 3.56%, from prior quarter

•	Average core deposit growth of $226.1 million, or 2.42%, from prior quarter

•	Strong tangible common equity ratio at 7.86%

Akron, Ohio (January 24, 2012) - FirstMerit Corporation (Nasdaq: FMER) reported fourth quarter 2011 net income of $30.5 million, or $0.28 per diluted share. This compares with $31.7 million, or $0.29 per diluted share, for the third quarter 2011 and $27.0 million, or $0.25 per diluted share, for the fourth quarter 2010. For the full year 2011, the Corporation reported net income of $119.6 million, or $1.10 per diluted share, compared with $102.9 million, or $1.02 per diluted share in 2010.
Returns on average common equity (“ROE”) and average assets (“ROA”) for the fourth quarter 2011 were 7.70% and 0.83%, respectively, compared with 8.02% and 0.86%, respectively, for the third quarter 2011 and 7.04% and 0.74% for the fourth quarter 2010.
    “Our strong performance in the fourth quarter capped a year of solid and profitable results in an environment that continues to challenge the financial industry and its customers,” said Paul G. Greig, chairman, president and CEO of FirstMerit Corporation. “Among our accomplishments were continued improvements of our already strong credit quality. We also maintained a strong balance sheet with ample liquidity to support consumer and commercial loan growth in both our legacy markets and Chicago. We are also moving forward on our expense management and revenue generation initiative; we are in the process of evaluating nearly 4,000 ideas submitted by employees at all levels of the Corporation and look to begin implementation on the best of these ideas in the spring of 2012.”

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

Mr. Greig said, “Because we have not wavered from the fundamentals of sound banking practices, we remain one of the strongest banks in the industry, providing outstanding products and service to our customers and positive returns to our shareholders.”
Net interest margin was 3.85% for the fourth quarter of 2011 compared with 3.75% for the third quarter of 2011 and 4.14% for the fourth quarter of 2010. Lower deposit costs in the fourth quarter resulting from the Corporation's continued success growing core deposits drove net interest margin expansion from the prior quarter. The increase in core deposits was a significant factor in reducing average deposit costs every quarter in 2011. The decline in net interest margin compared with the fourth quarter of 2010 is attributed to lower earning asset yields in a persistently low interest rate environment.
Average loans, not including covered loans, during the fourth quarter of 2011 increased $190.6 million, or 2.55%, compared with the third quarter of 2011 and also increased $530.6 million, or 7.43%, compared with the fourth quarter of 2010. Average commercial loans increased $173.4 million, or 3.56%, compared with the prior quarter, and increased $603.8 million, or 13.58%, compared with the year ago quarter. Commercial loans remain the primary driver in average loan portfolio growth, however, average consumer loans increased moderately for the second consecutive quarter.
Average deposits were $11.4 billion during the fourth quarter of 2011, decreasing $31.1 million, or 0.27%, compared with the third quarter of 2011, and increasing $28.1 million, or 0.25%, compared with the fourth quarter of 2010. During the fourth quarter 2011, average core deposits, which exclude time deposits, increased $226.1 million, or 2.42%, compared with the third quarter 2011 and $1.2 billion, or 14.18%, compared with the fourth quarter 2010. The Corporation has successfully executed a strategy to increase the concentration of lower cost deposits within the overall deposit mix by focusing on growth in checking, money market and savings account products with less emphasis on renewing maturing certificate of deposit accounts. In addition to efficiently funding balance sheet growth, the increased concentration in core deposit accounts generally deepens and extends the length of customer relationships. Average time deposits decreased $257.2 million, or 12.25%, and decreased $1.2 billion, or 38.65%, respectively, over prior and year-ago quarters.
Average investments decreased $195.6 million, or 5.32%, compared with the third quarter of 2011 and increased $242.5 million, or 7.49% compared with the fourth quarter of 2010. As part of the Corporation's previously announced strategy to reposition the investment portfolio and extend its current duration, approximately $395.3 million of securities were sold during the fourth quarter of 2011 of which $83.5 million was used to terminate higher cost funding in Federal Home Loan Bank ("FHLB") advances and repurchase agreements as part of a deleveraging of the portfolio. Additionally, the Corporation redeemed $20.3 million in FHLB Chicago stock.
Net interest income on a fully tax-equivalent (“FTE”) basis was $123.6 million in the fourth quarter 2011 compared with $121.8 million in the third quarter of 2011 and $130.2 million in the fourth quarter of 2010.
Noninterest income excluding securities transactions for the fourth quarter of 2011 was $53.9 million, a decrease of $2.4 million, or 4.30%, from the third quarter of 2011 and a decrease of $0.2 million, or 0.40%, from the fourth quarter of 2010. Other operating income in the fourth quarter of 2011 decreased $1.6 million, or 17.11%, compared with the prior quarter which included $2.7 million from gains on covered loans paid in full and $2.1 million from an increase in the fair value of interest rate lock commitments resulting from an increase in the mortgage pipeline partially offset by $2.7 million of insurance reimbursement of legal costs incurred and previously expensed.
Other income, net of $5.8 million in securities gains, as a percentage of net revenue for the fourth quarter of 2011 was 30.38% compared with 31.64% for third quarter of 2011 and 29.37% for the fourth quarter of 2010. Net revenue is defined as net interest income, on an FTE basis, plus other income, less

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

gains from securities sales.
Noninterest expense for the fourth quarter of 2011 was $123.9 million, an increase of $7.9 million, or 6.83%, from the third quarter of 2011 and an increase of $1.4 million, or 1.16%, from the fourth quarter of 2010. Included in other operating expense in the fourth quarter of 2011 is $4.9 million of fees related to the early termination of repurchase agreements and FHLB advances as part of the Corporation's investment portfolio repositioning strategy and $1.3 million of expense related to an increase in the liability associated with the sale of our Visa® Class B shares in 2008.
During the fourth quarter of 2011, the Corporation reported an efficiency ratio of 69.46%, compared with 64.78% for the third quarter of 2011 and 65.86% for the fourth quarter of 2010.
Net charge-offs, excluding acquired loans, totaled $13.8 million, or 0.73% of average loans, excluding acquired loans, in the fourth quarter of 2011, compared with $14.6 million, or 0.79% of average loans, in the third quarter 2011 and $21.7 million, or 1.25% of average loans, in the fourth quarter of 2010.
Nonperforming assets totaled $81.1 million at December 31, 2011, a decrease of $9.3 million, or 10.27%, compared with September 30, 2011 and a decrease of $42.4 million, or 34.34%, compared with December 31, 2010. Nonperforming assets at December 31, 2011 represented 1.06% of period-end loans plus other real estate compared with 1.21% at September 30, 2011 and 1.78% at December 31, 2010.
The allowance for noncovered loan losses totaled $107.7 million at December 31, 2011. At December 31, 2011, the allowance for noncovered loan losses was 1.41% of period-end loans compared with 1.46% at September 30, 2011 and 1.65% at December 31, 2010. The allowance for credit losses is the sum of the allowance for noncovered loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.49% of period end loans, excluding acquired loans, at December 31, 2011, compared with 1.55% at September 30, 2011 and 1.78% at December 31, 2010. The allowance for credit losses to nonperforming loans was 176.50% at December 31, 2011, compared with 169.42% at September 30, 2011 and 118.01% at December 31, 2010.
The Corporation’s total assets at December 31, 2011 were $14.4 billion, a decrease of $246.6 million, or 1.68%, compared with September 30, 2011 and an increase of $304.8 million, or 2.16%, compared with December 31, 2010.
Total deposits were $11.4 billion at December 31, 2011, an increase of $35.5 million, or 0.31%, from September 30, 2011 and an increase of $163.6 million, or 1.45%, from December 31, 2010. Core deposits totaled $9.7 billion at December 31, 2011, an increase of $235.9 million, or 2.50% from September 30, 2011 and an increase of $1.2 billion, or 14.38%, from December 31, 2010.
Shareholders’ equity was $1.6 billion at December 31, 2011, compared with $1.6 billion at September 30, 2011, and $1.5 billion at December 31, 2010. The Corporation maintained a strong capital position as tangible common equity to assets was 7.86% at December 31, 2011, compared with 7.75% at September 30, 2011 and 7.59% at December 31, 2010. The common cash dividend per share paid in the fourth quarter 2011 was $0.16.
Fourth Quarter 2011 Conference Call
FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of fourth quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 41325090. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on January 24, 2012 through February 7, 2012 by dialing (855) 859-2056, and entering the PIN: 41325090. The Corporation will provide a slide presentation, which management will speak to during the

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

conference call. A copy of the presentation will be available at https://www.firstmerit.com/personal/investors.aspx; click on the Presentations link to access the slide presentation.
About FirstMerit Corporation
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $14.4 billion as of December 31, 2011 and 206 banking offices and 214 ATMs in Ohio, Western Pennsylvania, and Chicago areas. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Subsequent Events
The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of the its consolidated financial statements for the year ended December 31, 2011 on Form 10-K. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of December 31, 2011 and will adjust amounts preliminarily reported, if necessary.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Corporation’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
			Quarters
(Unaudited)	2011	2011	2011	2011	2010
(Dollars in thousands)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
EARNINGS
Net interest income FTE (a)	$123,598	$121,788	$119,735	$124,191	$130,227
Provision for noncovered loan losses	12,275	14,604	10,138	17,018	19,816
Provision for covered loan losses	2,773	4,768	7,481	5,331	3,572
Other income	59,737	60,772	51,491	52,756	54,311
Other expenses	123,874	115,957	110,068	114,445	122,452
FTE adjustment (a)	2,632	2,396	2,292	2,367	2,363
Net income	30,496	31,737	29,763	27,560	27,030
Diluted EPS	0.28	0.29	0.27	0.25	0.25
PERFORMANCE RATIOS
Return on average assets (ROA)	0.83%	0.86%	0.82%	0.78%	0.74%
Return on average common equity (ROE)	7.70%	8.02%	7.78%	7.37%	7.04%
Net interest margin FTE (a)	3.85%	3.75%	3.77%	4.01%	4.14%
Efficiency ratio	69.46%	64.78%	64.30%	64.37%	65.86%
Number of full-time equivalent employees	3,018	3,016	3,028	3,056	3,058
MARKET DATA
Book value/common share	$14.33	$14.38	$14.19	$13.98	$13.86
Period-end common share mkt value	15.13	11.36	16.51	17.07	19.79
Market as a % of book	106%	79%	116%	122%	143%
Cash dividends/common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common stock dividend payout ratio	57.14%	55.17%	59.26%	64.00%	64.41%
Average basic common shares	109,249	109,245	109,138	108,769	108,807
Average diluted common shares	109,249	109,246	109,139	108,770	108,808
Period end common shares	109,251	109,247	109,241	108,734	108,817
Common shares repurchased	7	10	45	91	9
Common stock market capitalization	$1,652,968	$1,241,046	$1,803,569	$1,856,089	$2,153,479
ASSET QUALITY (excluding acquired loans)
Gross charge-offs	$18,984	$20,014	$20,958	$22,812	$27,553
Net charge-offs	13,763	14,604	15,641	17,018	21,654
Allowance for noncovered loan losses	107,699	109,187	109,187	114,690	114,690
Reserve for unfunded lending commitments	6,373	6,360	5,799	7,202	8,849
Nonperforming assets (NPAs) (b)	81,094	90,375	99,846	112,759	123,502
Net charge-offs/average loans ratio (b)	0.73%	0.79%	0.89%	0.99%	1.25%
Allowance for noncovered loan losses/period-end loans (b)	1.41%	1.46%	1.51%	1.64%	1.65%
Allowance for credit losses/period-end loans (b)	1.49%	1.55%	1.59%	1.74%	1.78%
NPAs/loans and other real estate (b)	1.06%	1.21%	1.38%	1.61%	1.78%
Allowance for noncovered loan losses/nonperforming loans	166.64%	160.09%	150.31%	138.67%	109.56%
Allowance for credit losses/nonperforming loans	176.50%	169.42%	158.30%	147.38%	118.01%
CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	7.86%	7.75%	7.79%	7.50%	7.59%
Average equity to assets	10.75%	10.75%	10.59%	10.62%	10.51%
Average equity to total loans (c)	17.40%	17.55%	17.36%	17.14%	17.15%
Average total loans to deposits (c)	79.12%	78.18%	77.05%	78.14%	78.00%
AVERAGE BALANCES
Assets	$14,623,441	$14,610,628	$14,481,208	$14,270,871	$14,493,060
Deposits	11,416,546	11,447,682	11,464,738	11,319,809	11,388,423
Loans, excluding acquired loans (c)	7,520,400	7,298,446	7,080,109	6,963,389	6,868,222
Acquired loans, including covered loans (c)	1,512,123	1,651,559	1,753,942	1,881,540	2,014,361
Earning assets	12,747,868	12,878,105	12,724,269	12,560,913	12,466,629
Shareholders' equity	1,572,061	1,570,411	1,533,855	1,516,227	1,523,078
ENDING BALANCES
Assets	$14,441,702	$14,688,278	$14,347,557	$14,466,509	$14,134,714
Deposits	11,431,609	11,396,121	11,340,939	11,395,946	11,268,006
Loans, excluding acquired loans (c)	7,635,776	7,453,612	7,216,015	6,989,973	6,937,142
Acquired loans, including covered loans (c)	1,404,644	1,604,707	1,707,887	1,800,525	1,953,093
Goodwill	460,044	460,044	460,044	460,044	460,044
Intangible assets	8,239	8,782	9,325	9,868	10,411
Earning assets	13,011,267	12,769,183	12,926,211	12,659,414	12,427,936
Total shareholders' equity	1,565,953	1,570,654	1,550,387	1,519,957	1,507,715
NOTES:

(a) - Net interest income on a fully tax-equivalent ("FTE") basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b) - As required by current accounting guidance, the acquired loans and other real estate from First Bank, George Washington Savings Bank and Midwest Bank & Trust Company were recorded at fair value with no carryover of the related allowances. The ratio of our allowance for loan and credit losses and NPAs do not include these loans and other real estate.

(c) - Excludes loss share receivable of $205.7 million, $220.5 million, $239.4 million, $266.0 million, and $288.6 million as of December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011, and December 31, 2010, respectively.

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	December 31,
(Unaudited, except December 31, 2010, which is derived from the audited financial statements)	2011	2010
ASSETS
Cash and due from banks	$219,256	$157,415
Interest bearing-deposits in banks	158,063	365,698
Total cash and cash equivalents	377,319	523,113
Investment securities
Held-to-maturity	82,764	59,962
Available-for-sale	3,353,553	2,987,040
Other investments	140,726	160,752
Loans held for sale	30,077	41,340
Noncovered loans:
Commercial loans	5,107,747	4,527,497
Mortgage loans	413,664	403,843
Installment loans	1,263,665	1,308,860
Home equity loans	743,982	749,378
Credit card loans	146,356	149,506
Leases	73,530	63,004
Total noncovered loans	7,748,944	7,202,088
Allowance for noncovered loan losses	(107,699)	(114,690)
Net noncovered loans	7,641,245	7,087,398
Covered loans (includes loss share receivable of $205.7 million and $288.6 million at December 31, 2011 and 2010, respectively)	1,497,140	1,976,754
Allowance for covered loan losses	(36,417)	(13,733)
Net covered loans	1,460,723	1,963,021
Net loans	9,101,968	9,050,419
Premises and equipment, net	192,949	197,866
Goodwill	460,044	460,044
Intangible assets	8,239	10,411
Other real estate covered by FDIC loss share	54,505	54,710
Accrued interest receivable and other assets	639,558	589,057
Total assets	$14,441,702	$14,134,714
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Demand-non-interest bearing	$3,030,225	$2,790,550
Demand-interest bearing	1,062,896	868,404
Savings and money market accounts	5,595,409	4,811,784
Certificates and other time deposits	1,743,079	2,797,268
Total deposits	11,431,609	11,268,006
Federal funds purchased and securities sold under agreements to repurchase	866,265	777,585
Wholesale borrowings	203,462	326,007
Accrued taxes, expenses, and other liabilities	374,413	255,401
Total liabilities	12,875,749	12,626,999
Shareholders' equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—
Common stock, without par value; authorized 300,000,000 shares; issued: 2011 and 2010 - 115,121,731 shares	127,937	127,937
Capital surplus	479,882	485,567
Accumulated other comprehensive loss	(23,887)	(26,103)
Retained earnings	1,131,203	1,080,900
Treasury stock, at cost: 2011 - 5,870,923 shares; 2010 - 6,305,218 shares	(149,182)	(160,586)
Total shareholders' equity	1,565,953	1,507,715
Total liabilities and shareholders' equity	$14,441,702	$14,134,714

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
	Quarterly Periods
(Unaudited)	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2011	2011	2011	2011	2010
ASSETS
Cash and due from banks	$621,899	$517,150	$588,487	$520,602	$809,828
Investment securities
Held-to-maturity	89,166	85,664	79,012	64,212	64,287
Available-for-sale	3,231,195	3,429,631	3,382,943	3,194,751	3,012,983
Other investments	160,147	160,799	160,811	160,752	160,756
Loans held for sale	24,215	24,524	18,512	22,574	39,174
Noncovered loans:
Commercial loans	5,049,479	4,876,034	4,665,550	4,553,777	4,445,691
Mortgage loans	405,329	399,228	398,702	403,758	403,334
Installment loans	1,267,952	1,264,868	1,270,589	1,294,156	1,331,130
Home equity loans	744,326	741,497	736,117	741,596	754,270
Credit card loans	145,560	144,796	143,528	146,526	146,744
Leases	61,267	56,909	58,607	61,768	62,115
Total noncovered loans	7,673,913	7,483,332	7,273,093	7,201,581	7,143,284
Covered loans and loss share receivable	1,569,232	1,694,155	1,809,898	1,917,043	2,046,145
Total loans	9,243,145	9,177,487	9,082,991	9,118,624	9,189,429
Less: allowance for loan losses	141,360	138,441	143,721	134,064	119,924
Net loans	9,101,785	9,039,046	8,939,270	8,984,560	9,069,505
Total earning assets	12,747,868	12,878,105	12,724,269	12,560,913	12,466,629
Premises and equipment, net	193,219	192,218	192,584	195,296	195,915
Accrued interest receivable and other assets	1,201,815	1,161,596	1,119,589	1,128,124	1,140,612
TOTAL ASSETS	$14,623,441	$14,610,628	$14,481,208	$14,270,871	$14,493,060
LIABILITIES
Deposits:
Demand-non-interest bearing	$3,013,543	$2,988,521	$2,998,090	$2,874,884	$2,816,850
Demand-interest bearing	991,456	913,252	824,125	841,545	857,960
Savings and money market accounts	5,569,213	5,446,351	5,279,353	4,978,773	4,710,682
Certificates and other time deposits	1,842,334	2,099,558	2,363,170	2,624,607	3,002,931
Total deposits	11,416,546	11,447,682	11,464,738	11,319,809	11,388,423
Federal funds purchased and securities sold under
agreements to repurchase	999,639	969,020	884,244	848,169	904,163
Wholesale borrowings	225,116	320,691	325,057	325,296	368,397
Total funds	12,641,301	12,737,393	12,674,039	12,493,274	12,660,983
Accrued taxes, expenses and other liabilities	410,079	302,824	273,314	261,370	308,999
Total liabilities	13,051,380	13,040,217	12,947,353	12,754,644	12,969,982
SHAREHOLDERS' EQUITY
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	479,257	477,864	479,078	486,907	485,126
Accumulated other comprehensive loss	(15,198)	(2,211)	(16,402)	(26,703)	(9,867)
Retained earnings	1,129,392	1,116,207	1,095,270	1,089,554	1,080,809
Treasury stock	(149,327)	(149,386)	(152,028)	(161,468)	(160,927)
Total shareholders' equity	1,572,061	1,570,411	1,533,855	1,516,227	1,523,078
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$14,623,441	$14,610,628	$14,481,208	$14,270,871	$14,493,060

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended
	December 31, 2011			December 31, 2010
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$621,899			$809,828
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government
agency obligations (taxable)	2,761,042	19,028	2.73%	2,579,880	19,337	2.97%
Obligations of states and political
subdivisions (tax exempt)	403,405	5,568	5.48%	352,330	5,329	6.00%
Other securities and federal funds sold	316,061	2,406	3.02%	305,816	2,158	2.80%
Total investment securities and federal
funds sold	3,480,508	27,002	3.08%	3,238,026	26,824	3.29%
Loans held for sale	24,215	266	4.36%	39,174	470	4.76%
Noncovered loans, covered loans and loss share
receivable	9,243,145	107,612	4.62%	9,189,429	121,434	5.24%
Total earning assets	12,747,868	134,880	4.20%	12,466,629	148,728	4.73%
Allowance for loan losses	(141,360)			(119,924)
Other assets	1,395,034			1,335,616
Total assets	$14,623,441			$14,492,149
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Demand - non-interest bearing	$3,013,543	—	—	$2,816,850	—	—
Demand - interest bearing	991,456	237	0.09%	857,960	198	0.09%
Savings and money market accounts	5,569,213	5,999	0.43%	4,710,682	8,145	0.69%
Certificates and other time deposits	1,842,334	3,201	0.69%	3,002,931	7,209	0.95%
Total deposits	11,416,546	9,437	0.33%	11,388,423	15,552	0.54%
Securities sold under agreements to repurchase	999,639	512	0.20%	904,163	960	0.42%
Wholesale borrowings	225,116	1,334	2.35%	368,397	1,989	2.14%
Total interest bearing liabilities	9,627,758	11,283	0.46%	9,844,133	18,501	0.75%
Other liabilities	410,079			308,088
Shareholders' equity	1,572,061			1,523,078
Total liabilities and shareholders' equity	$14,623,441			$14,492,149
Net yield on earning assets	$12,747,868	123,597	3.85%	$12,466,629	130,227	4.14%
Interest rate spread			3.73%			3.99%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRST MERIT CORPORATION AND SUBSIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Twelve months ended			Twelve months ended
	December 31, 2011			December 31, 2010
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$562,133			$728,723
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government
agency obligations (taxable)	2,869,664	78,202	2.73%	2,554,538	87,019	3.41%
Obligations of states and political
subdivisions (tax exempt)	378,834	21,277	5.62%	348,832	21,454	6.15%
Other securities and federal funds sold	301,786	8,842	2.93%	300,700	8,508	2.83%
Total investment securities and federal
funds sold	3,550,284	108,321	3.05%	3,204,070	116,981	3.65%
Loans held for sale	22,467	1,045	4.65%	23,612	1,162	4.92%
Noncovered loans, covered loans and loss share
receivable	9,155,973	438,579	4.79%	8,529,303	433,308	5.08%
Total earning assets	12,728,724	547,945	4.30%	11,756,985	551,451	4.69%
Allowance for loan losses	(139,414)			(116,118)
Other assets	1,343,887			1,154,761
Total assets	$14,495,330			$13,524,351
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Demand - non-interest bearing	$2,969,137	—	—	$2,550,849	—	—
Demand - interest bearing	893,062	816	0.09%	794,497	751	0.09%
Savings and money market accounts	5,320,392	28,171	0.53%	4,303,815	31,912	0.74%
Certificates and other time deposits	2,229,910	20,003	0.90%	2,801,270	32,713	1.17%
Total deposits	11,412,501	48,990	0.43%	10,450,431	65,376	0.63%
Securities sold under agreements to repurchase	925,803	3,344	0.36%	907,015	4,477	0.49%
Wholesale borrowings	298,835	6,295	2.11%	510,799	13,998	2.74%
Total interest bearing liabilities	9,668,002	58,629	0.61%	9,317,396	83,851	0.90%
Other liabilities	309,838			340,485
Shareholders' equity	1,548,353			1,315,621
Total liabilities and shareholders' equity	$14,495,330			$13,524,351
Net yield on earning assets	$12,728,724	489,316	3.84%	$11,756,985	467,600	3.98%
Interest rate spread			3.70%			3.79%
Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Unaudited)	Quarters ended		Twelve months ended
(Dollars in thousands except per share data)	December 31,		December 31,
	2011	2010	2011	2010
Interest income:
Loans and loans held for sale	$107,516	$121,651	$438,393	$433,763
Investment securities
Taxable	21,434	21,495	87,044	95,527
Tax-exempt	3,298	3,219	12,819	13,080
Total investment securities interest	24,732	24,714	99,863	108,607
Total interest income	132,248	146,365	538,256	542,370
Interest expense:
Deposits:
Demand-interest bearing	237	198	816	751
Savings and money market accounts	5,998	8,145	28,171	31,912
Certificates and other time deposits	3,201	7,209	20,003	32,713
Securities sold under agreements to repurchase	512	960	3,344	4,477
Wholesale borrowings	1,334	1,989	6,295	13,998
Total interest expense	11,282	18,501	58,629	83,851
Net interest income	120,966	127,864	479,627	458,519
Provision for noncovered loan losses	12,275	19,816	54,035	83,783
Provision for covered loan losses	2,773	3,572	20,353	4,432
Net interest income after provision for loan losses	105,918	104,476	405,239	370,304
Other income:
Trust department income	5,413	5,627	22,396	21,951
Service charges on deposits	15,622	15,938	64,082	65,900
Credit card fees	10,182	12,678	49,539	49,010
ATM and other service fees	3,920	2,910	13,701	11,259
Bank owned life insurance income	3,381	3,192	14,820	14,949
Investment services and insurance	1,844	2,300	8,228	9,451
Investment securities gains, net	5,790	146	11,081	855
Loan sales and servicing income	5,875	9,221	14,533	19,440
Gain on George Washington acquisition	—	—	—	1,041
Other operating income	7,710	2,299	26,377	18,700
Total other income	59,737	54,311	224,757	212,556
Other expenses:
Salaries, wages, pension and employee benefits	62,546	62,331	240,362	221,316
Net occupancy expense	7,270	9,236	32,414	32,665
Equipment expense	7,234	7,549	27,959	27,664
Stationery, supplies and postage	2,719	3,183	10,691	11,438
Bankcard, loan processing and other costs	7,948	7,810	32,226	31,572
Professional services	5,763	7,731	23,229	29,357
Amortization of intangibles	543	1,006	2,172	2,914
FDIC insurance expense	5,119	4,342	17,306	17,790
Other operating expense	24,732	19,264	77,986	68,144
Total other expenses	123,874	122,452	464,345	442,860
Income before income tax expense	41,781	36,335	165,651	140,000
Income tax expense	11,285	9,305	46,093	37,091
Net income	$30,496	$27,030	$119,558	$102,909
Other comprehensive income, net of taxes
Changes in unrealized securities' holding gains and losses	$1,317	$(21,560)	$26,205	$(555)
Reclassification for realized securities' gains	(3,764)	(95)	(7,203)	(556)
Change in minimum pension liability	(16,786)	467	(16,786)	467
Total other comprehensive gain (loss), net of taxes	(19,233)	(21,188)	2,216	(644)
Comprehensive income	$11,263	$5,842	$121,774	$102,265
Net income applicable to common shares	$30,496	$27,030	$119,558	$102,909
Net income used in diluted EPS calculation	$30,496	$27,030	$119,558	$102,909
Weighted average number of common shares outstanding - basic	109,249	108,807	109,102	101,163
Weighted average number of common shares outstanding - diluted	109,249	108,808	109,102	101,165
Basic earnings per common share	$0.28	$0.25	$1.10	$1.02
Diluted earnings per common share	$0.28	$0.25	$1.10	$1.02
Dividend per common share	$0.16	$0.16	$0.64	$0.64

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME---LINKED QUARTERS

	Quarterly Results
(Unaudited)	2011	2011	2011	2011	2010
(Dollars in thousands, except share data)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
Loans and loans held for sale	$107,516	$108,417	$107,904	$114,555	$121,651
Investment securities	24,732	25,138	25,313	24,680	24,714
Total interest income	132,248	133,555	133,217	139,235	146,365
Interest on deposits:
Demand-interest bearing	237	218	177	184	198
Savings and money market accounts	5,998	6,929	7,398	7,845	8,145
Certificates and other time deposits	3,201	4,370	5,606	6,827	7,209
Securities sold under agreements to repurchase	512	977	940	915	960
Wholesale borrowings	1,334	1,669	1,653	1,640	1,989
Total interest expense	11,282	14,163	15,774	17,411	18,501
Net interest income	120,966	119,392	117,443	121,824	127,864
Provision for noncovered loan losses	12,275	14,604	10,138	17,018	19,816
Provision for covered loan losses	2,773	4,768	7,481	5,331	3,572
Net interest income after provision for loan losses	105,918	100,020	99,824	99,475	104,476
Other income:
Trust department income	5,413	5,607	5,863	5,514	5,627
Service charges on deposits	15,622	17,838	15,712	14,910	15,938
Credit card fees	10,182	13,640	13,510	12,207	12,678
ATM and other service fees	3,920	3,801	3,063	2,917	2,910
Bank owned life insurance income	3,381	3,182	3,015	5,241	3,192
Investment services and insurance	1,844	1,965	1,972	2,447	2,300
Investment securities gains, net	5,790	4,402	889	—	146
Loan sales and servicing income	5,875	1,036	2,609	5,012	9,221
Other operating income	7,710	9,301	4,858	4,508	2,299
Total other income	59,737	60,772	51,491	52,756	54,311
Other expenses:
Salaries, wages, pension and employee benefits	62,546	61,232	56,713	59,871	62,331
Net occupancy expense	7,270	8,464	8,086	8,594	9,236
Equipment expense	7,234	7,073	6,816	6,836	7,549
Stationery, supplies and postage	2,719	2,517	2,750	2,705	3,183
Bankcard, loan processing and other costs	7,948	8,449	8,266	7,562	7,810
Professional services	5,763	5,732	5,940	5,793	7,731
Amortization of intangibles	543	543	543	543	1,006
FDIC insurance expense	5,119	3,240	4,581	4,366	4,342
Other operating expense	24,732	18,707	16,373	18,175	19,264
Total other expenses	123,874	115,957	110,068	114,445	122,452
Income before income tax expense	41,781	44,835	41,247	37,786	36,335
Income taxes	11,285	13,098	11,484	10,226	9,305
Net income	$30,496	$31,737	$29,763	$27,560	$27,030
Other comprehensive income (loss), net of taxes	(19,233)	4,491	16,620	338	(21,188)
Comprehensive income	$11,263	$36,228	$46,383	$27,898	$5,842
Net income applicable to common shares	$30,496	$31,737	$29,763	$27,560	$27,030
Net income used in diluted EPS calculation	$30,496	$31,737	$29,763	$27,560	$27,030
Weighted-average common shares - basic	109,249	109,245	109,138	108,769	108,807
Weighted-average common shares - diluted	109,249	109,246	109,139	108,770	108,808
Basic earnings per common share	$0.28	$0.29	$0.27	$0.25	$0.25
Diluted earnings per common share	$0.28	$0.29	$0.27	$0.25	$0.25

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION (excluding Acquired Assets)

(Unaudited, except December 31, 2010 annual period
which is derived from the audited financial statements)
(Dollars in thousands, except ratios)	Quarterly Periods					Annual Period
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
Allowance for Credit Losses	2011	2011	2011	2011	2010	2010
Allowance for noncovered loan losses, beginning of period	$109,187	$109,187	$114,690	$114,690	$116,528	$115,092
Provision for noncovered loan losses	12,275	14,604	10,138	17,018	19,816	83,783
Charge-offs	18,984	20,014	20,958	22,812	27,553	104,532
Recoveries	5,221	5,410	5,317	5,794	5,899	20,347
Net charge-offs	13,763	14,604	15,641	17,018	21,654	84,185
Allowance for noncovered loan losses, end of period	$107,699	$109,187	$109,187	$114,690	$114,690	$114,690
Reserve for unfunded lending commitments,
beginning of period	$6,360	$5,799	$7,202	$8,849	$7,864	$5,751
Provision for/(relief of) credit losses	13	561	(1,403)	(1,647)	985	3,098
Reserve for unfunded lending commitments,
end of period	$6,373	$6,360	$5,799	$7,202	$8,849	$8,849
Allowance for Credit Losses	$114,072	$115,547	$114,986	$121,892	$123,539	$123,539
Ratios (a)
Provision for loan losses as a % of average loans	0.65%	0.79%	0.57%	0.99%	1.14%	1.23%
Provision for credit losses as a % of average loans	0.00%	0.03%	(0.08)%	(0.10)%	0.06%	0.05%
Net charge-offs as a % of average loans	0.73%	0.79%	0.89%	0.99%	1.25%	1.23%
Allowance for loan losses as a % of period-end loans	1.41%	1.46%	1.51%	1.64%	1.65%	1.65%
Allowance for credit losses as a % of period-end loans	1.49%	1.55%	1.59%	1.74%	1.78%	1.78%
Allowance for loan losses as a % of nonperforming loans	166.64%	160.09%	150.31%	138.67%	109.56%	109.56%
Allowance for credit losses as a % of nonperforming loans	176.50%	169.42%	158.30%	147.38%	118.01%	118.01%
Asset Quality (a)
Impaired loans:
Nonaccrual	$55,755	$59,928	$63,688	$71,246	$89,828	$89,828
Other nonperforming loans:
Nonaccrual	8,876	8,275	8,951	11,460	14,859	14,859
Total nonperforming loans	64,631	68,203	72,639	82,706	104,687	104,687
Other real estate ("ORE")	16,463	22,172	27,207	30,053	18,815	18,815
Total nonperforming assets ("NPAs")	$81,094	$90,375	$99,846	$112,759	$123,502	$123,502
NPAs as % of period-end loans + ORE	1.06%	1.21%	1.38%	1.61%	1.78%	1.78%
Past due 90 days or more & accruing interest	$8,866	$6,268	$10,424	$5,652	$22,017	$22,017

(a) Excludes acquired loans and loss share receivable with a period end balance of $1.6 billion, $1.6 billion, $1.7 billion and $2.1 billion, and $2.3 billion and ORE covered by an FDIC loss share with a period end balance of $54.5 million, $61.9 million, $58.5 million, $58.7 million, $54.7 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011, and December 2010, respectively, which, as required by current accounting guidance, were recorded at fair value on the date of acquisition.

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)
	2011	2011	2011	2011	2010
QUARTERLY OTHER INCOME DETAIL	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
Trust department income	$5,413	$5,607	$5,863	$5,514	$5,627
Service charges on deposits	15,622	17,838	15,712	14,910	15,938
Credit card fees	10,182	13,640	13,510	12,207	12,678
ATM and other service fees	3,920	3,801	3,063	2,917	2,910
Bank owned life insurance income	3,381	3,182	3,015	5,241	3,192
Investment services and insurance	1,844	1,965	1,972	2,447	2,300
Investment securities gains, net	5,790	4,402	889	—	146
Loan sales and servicing income	5,875	1,036	2,609	5,012	9,221
Other operating income	7,710	9,301	4,858	4,508	2,299
Total Other Income	$59,737	$60,772	$51,491	$52,756	$54,311
	2011	2011	2011	2011	2010
QUARTERLY OTHER EXPENSES DETAIL	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
Salaries, wages, pension and employee benefits	$62,546	$61,232	$56,713	$59,871	$62,331
Net occupancy expense	7,270	8,464	8,086	8,594	9,236
Equipment expense	7,234	7,073	6,816	6,836	7,549
Taxes, other than income taxes	1,389	1,507	922	1,960	2,021
Stationery, supplies and postage	2,719	2,517	2,750	2,705	3,183
Bankcard, loan processing and other costs	7,948	8,449	8,266	7,562	7,810
Advertising	2,275	2,391	2,287	2,384	3,094
Professional services	5,763	5,732	5,940	5,793	7,731
Telephone	1,525	1,570	1,462	1,486	1,579
Amortization of intangibles	543	543	543	543	1,006
FDIC insurance expense	5,119	3,240	4,581	4,366	4,342
Other operating expense	19,543	13,239	11,702	12,345	12,570
Total Other Expenses	$123,874	$115,957	$110,068	$114,445	$122,452

FirstMerit Corporation Reports Fourth Quarter 2011 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR LOAN LOSSES NONCOVERED - Net Charge-off Detail

(Unaudited)	Quarters ended		Year ended
(Dollars in thousands)	December 31,		December 31,
	2011	2010	2011	2010
Allowance for noncovered loan losses - beginning of period	$109,187	$116,528	$114,690	$115,092
Loans charged off:
Commercial	7,418	13,225	31,943	39,766
Mortgage	1,033	962	4,819	5,156
Installment	5,635	8,665	25,839	34,054
Home equity	2,491	1,158	8,691	7,912
Credit cards	1,711	2,497	7,846	13,577
Leases	—	204	778	896
Overdrafts	696	842	2,852	3,171
Total	18,984	27,553	82,768	104,532
Recoveries:
Commercial	850	647	2,703	1,952
Mortgage	29	62	221	263
Installment	2,890	4,003	13,639	13,047
Home equity	730	417	1,985	1,599
Credit cards	475	518	2,264	2,199
Manufactured housing	56	34	119	156
Leases	2	27	37	267
Overdrafts	189	191	774	864
Total	5,221	5,899	21,742	20,347
Net charge-offs	13,763	21,654	61,026	84,185
Provision for noncovered loan losses	12,275	19,816	54,035	83,783
Allowance for noncovered loan losses-end of period	$107,699	$114,690	$107,699	$114,690

Average loans (a)	$7,520,400	$6,868,222	$7,217,349	$6,818,962
Ratio to average loans (a):
(Annualized) net charge-offs	0.73%	1.25%	0.85%	1.23%
Provision for loan losses	0.65%	1.14%	0.75%	1.23%
Loans, period-end (a)	$7,635,776	$6,937,142	7,635,776	$6,937,142

Allowance for credit losses (a):	$114,072	$123,539	$114,072	$123,539
As a multiple of (annualized) net charge-offs	2.09	1.44	1.87	1.47
Allowance for noncovered loan losses (a):
As a percent of period-end noncovered loans	1.41%	1.65%	1.41%	1.65%
As a multiple of (annualized) net noncovered charge-offs	1.97	1.34	1.76	1.36

(a) Excludes acquired loans and loss share receivable.